UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Earliest Event Reported): October 30, 2007
CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)
(310) 826-5648
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On October 30, 2007, CytRx Corporation (“we,” “us,” “our,” “CytRx” or the “Company”) announced that RXi Pharmaceuticals Corporation, or RXi, our majority-owned subsidiary, had filed a registration statement with the Securities and Exchange Commission to register shares of RXi common stock that will be distributed to our stockholders. The plan to distribute the shares was previously announced by us. The registration statement filed by RXi also covers shares of RXi common stock that will be awarded to some of our directors, officers and other employees. The RXi shares to be held by us after the distribution and award transactions have been registered for resale by us pursuant to the registration statement.
     A copy of our press release is attached as Exhibit 99.1 to this Report and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b)	Exhibits.
     The following exhibit is included in this Report:
99.1	Press release of CytRx Corporation dated October 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION
By:	/s/ Mitchell K. Fogelman
Mitchell K. Fogelman
Chief Financial Officer

Dated: October 30, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press release of CytRx Corporation dated October 30, 2007.

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